CREDIT SUISSE COMMODITY STRATEGY FUNDS
Credit Suisse Commodity Return Strategy Fund
(the "Fund")

Supplement dated April 2, 2015
to the Prospectus dated February 27, 2015

The sixth paragraph under the section entitled "More About the Funds – The Management Firms" in the Prospectus is deleted in its entirety and replaced with the following paragraph:

Credit Suisse will waive fees and reimburse expenses so that the Commodity Return Strategy Fund's annual operating expenses will not exceed 1.05% of the fund's average daily net assets for Class A shares, 1.80% of the fund's average daily net assets for Class C shares and 0.80% of the fund's average daily net assets for Class I shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

Shareholders should retain this supplement for future reference.

16-0514
CS-PRO
2015-001